

ammo™ INCORPORATED

SEPTEMBER 2022

SAFE HARBOR STATEMENT

This document contains certain “forward-looking statements”. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies, goals and objectives of management for future operations; any statements concerning proposed new products and services or developments thereof; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words, or the negative thereof. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports filed on Form 8-K.

In our filings with the Securities and Exchange Commission, references to “AMMO, Inc.”, “AMMO”, “the Company”, “we,” “us,” “our” and similar terms refer to AMMO, Inc. and its wholly owned operating subsidiaries.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.

These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

COMPANY OVERVIEW

AMMO, Inc. is a technology-driven ammunition manufacturing and marketplace company

Action Outdoor Sports (Manufacturing)

- Engages in the design, production, and marketing of ammunition and ammunition component products
- Serves a variety of markets, including law enforcement, military, sports shooting, and self-defense
- Recently opened 185K sq. ft. state-of-the-art manufacturing plant in Manitowoc, WI that is expected to triple the current manufacturing output and provide up to $1M in operational efficiencies

Action Outdoor Sports Revenue ($M)



$32.2
+37% YoY
$44.3
1Q 2022
1Q 2023

Outdoor Online (Marketplace)

- GunBroker.com is a marketplace of 6+ million users supporting the lawful sale of firearms, ammunition, and hunting/shooting accessories
- Deep network of FFL partners and unmatched scale in a large addressable market
- Proprietary operating platform, market-leading secure transactional technology and robust compliance protocols

Outdoor Online Revenue ($M)



$12.3
+34% YoY
$16.5
1Q 2022
1Q 2023

Net Revenue



$4.6
$14.8
$62.5
$240.0
$305.0
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023 (Est.)

Adjusted EBITDA



-$6.1
-$7.8
$8.1
$75.5
$109.5
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023 (Est.)

Three-Year TSR



110%
Sep-19
Sep-20
Sep-21
Sep-22

Nasdaq : POWW

Enterprise Value (as of 9/9/22)	$441.1M
Market Cap (as of 9/9/22)	$448.0M
FY 2022 Net Revenue	$240.3M
FY 2022 Adj. EBITDA	$75.5M
EV/FY 2022 Adj. EBITDA	5.8x
Employees (as of 6/24/22)	359

1. FY 2023 guidance provided 8/15/2022. Data reflects guidance at midpoint of range.
2. Company did not report Adjusted EBITDA prior to FY 2019.
3. Market and total shareholder return data from FactSet, as of 9/9/22.

COMPANY HISTORY

- **October 2016** – Fred Wagenhals founds AMMO, Inc.
- **December 2016** – AMMO consummates a merger and begins trading OTC in February 2017
- **September 2017** – AMMO acquires the exclusive license to hybrid luminescence technology used in STREAK ammunition
- **October 2018** – AMMO acquires SW Kenetics and armor piercing projectile patented technology
- **March 2019** – AMMO closes JMC brass case division acquisition
- **March 2020** – The Company expands manufacturing capabilities in Arizona and Wisconsin to meet significant increase in demand from commercial customers
- **April 2020** – AMMO establishes sales call center
- **December 2020** – Company lists on Nasdaq
- AMMO awarded U.S. DoD Dev. Contract – Ballistic Match Sniper Ammo
- **May 2021** – AMMO acquires GunBroker.com
- **June 2021** – Company breaks ground on 185,000 sqft manufacturing plant in Wisconsin
- **August 2022** – AMMO announces corporate split

AMMO recently announced the Board's unanimous decision to split the Company through a tax-free spin

THE SPIN WILL CREATE TWO INDUSTRY LEADERS

	OUTDOOR ONLINE	ACTION OUTDOOR SPORTS
BRANDS	GUN BROKER.COM; Gun Genius www.gungenius.com; FFL UNLEASHED www.fflunleashed.com; GUN BROKER.COM FORUMS forums.gunbroker.com	ammo INCORPORATED SIGNATURE; STREAK VISUAL AMMUNITION; BLACKLINE PREMIUM DEFENSE AMMUNITION; /stelTH/; DISTANCE SUPER MATCH AMMUNITION; BLUELINE; ammo INCORPORATED BRASS; HUNT AMMUNITION
INVESTMENT	GunBroker.com is the largest online marketplace dedicated to firearms, hunting, shooting and related outdoor products	High-growth ammunition business, generating attractive cash flow
CAPITAL ALLOCATION	Majority of capital directed to organic growth and acquisitions to increase premier outdoor sports Marketplace	Attractive dividend payout ratio and opportunistic share repurchases and acquisitions
SALES - FY2023 GUIDANCE	$70 Million	$230 Million – $240 Million
LEADERSHIP	Will be led by Fred Wagenhals as Chairman / CEO	Will be led by Fred Wagenhals as Chairman

THE SPIN WILL CREATE VALUE FOR OUR SHAREHOLDERS

- **Different Investor Bases:** Outdoor Online ("OO") is a low capital intensity, high margin technology business; Action Outdoor Sports ("AOS") is a manufacturing company with capital intensity, lower margins, strong cash flow and proprietary products; by separating the businesses, each can attract its natural investor base

- **Management Focus:** By creating two, focused businesses, the respective management teams can be purpose-built to best support the specific operational needs and growth drivers of each separate company

- **Capital Deployment:** Each company will be better positioned to refine and focus its capital allocation strategy, including organic investments (by OO) the return of capital to shareholders (by AOS)

- **Capital Structure:** The capital structure (including levels of leverage, for example) can be optimized once the businesses are separated into two separate companies

- **Enhancement of Brand Strength:** Separate public companies should enhance the recognition and growth of each set of brands

- **Expanded Strategic Opportunities:** AOS will be able to extend the company's well-established track record as an attractive acquiror


OUTDOOR ONLINE

OUTDOOR ONLINE OVERVIEW

Profile

- Leading online marketplace for the legal sale of firearms, ammunition and accessories with 6+ million registered users
- 20+ year heritage of innovation
- Best-in-class secure transactional technology

Outdoor Online Net Revenue ($M)



$80.0
$60.0
$40.0
$20.0
$0.0
$67.6
$70.0
FY 2022
FY 2023 (Est.)

Outdoor Online Adj. EBITDA ($M)



$60.0
$40.0
$20.0
$0.0
$48.0
$51.0
FY 2022
FY 2023 (Est.)

Investment Highlights

1. Large base of outdoor-focused customers
2. Robust infrastructure and technology base that can be leveraged into adjacent end-product marketplaces
3. Competitive moat because of unmatched scale
4. Strong brand recognition
5. High margins
6. Low capital intensity

1. FY 2023 guidance provided 8/15/2022.

LEADING MARKETPLACE PLATFORM

Unique Capabilities + Strong Barriers to Entry

Proprietary Operating Platform

- GunBroker.com developed its own proprietary source code upon which the marketplace website operates
- The system is highly scalable and easily maintained by the Company's lean team of technical engineers

Authoritative Brand Value

- GunBroker.com benefits from its reputation as "the" online destination to buy and sell firearms online
- The GunBroker.com name drives significant traffic and new users to the website to buy, sell and trade firearms and related products

Air-Tight Compliance Protocols

- GunBroker.com has a spotless record with the ATF and FBI, which are the primary regulatory authorities in the firearms marketplace
- The Company minimizes fraudulent activity through enhanced security measures, such as cell phone verification and additional customer diligence as needed

Unmatched Scale

- GunBroker.com has accumulated a critical mass of users, which allows the business to operate at high levels of profitability
- New market entrants will struggle to operate above breakeven levels at lower transaction volumes

Leading Industry Credibility

- GunBroker.com has earned decades of credibility across the firearms community as the authoritative online auction marketplace with strict compliance to relevant regulatory protocols
- Potential competitors would struggle to gain the same level of trust and customer stickiness as an unproven service provider

Deep Network of FFL Partners

- GunBroker.com has amassed a network of more than 25 thousand FFL partners and has entrenched its service as an integral part of these dealers' marketing platforms
- It would take a new market entrant decades to cultivate the depth and breadth of GunBroker.com's relationships across the U.S.


ACTION OUTDOOR SPORTS

ACTION OUTDOOR SPORTS OVERVIEW

Profile

- Leading ammunition and brass casing manufacturer with proprietary products
- New, state-of-the-art 185,000 sq. ft. ammunition and brass case manufacturing plant in Manitowoc expected to triple current manufacturing output
- Scaled to support recent industry growth



Action Outdoor Sports Net Revenue ($M)
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$62.5
$172.7
$235.0
FY 2021
FY 2022
FY 2023 (Est.)



Action Outdoor Sports Adj. EBITDA ($M)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$8.1
$35.0
$58.5
FY 2021
FY 2022
FY 2023 (Est.)

Investment Highlights

1. Differentiated, patented products backed by leading technology
2. Opportunity for efficiencies and margin improvement from move to Manitowoc facility
3. Consistent growth and attractive cash flow
4. Significant opportunity in the military and law enforcement markets
5. Vertically integrated, scalable model

1. FY 2023 guidance provided 8/15/2022. Data reflects guidance at midpoint of range.

DIFFERENTIATED AND PATENTED AMMUNITION PRODUCTS

AOS vs. COMPETITION

AOS		Industry
Patented / Non-commodity	Product	Commoditized
Branded / Licensed	Marketing	Characterized by Use / SKU
Premium	Quality / Price Point	Value
30%+ Target	Product Margins	10-20% Average
Young, Active, New Users	Target Customer	Established, Older Generations

STREAK VISUAL AMMUNITION

EXCLUSIVE PATENTED TECHNOLOGY

Hover pointer for PLAY options

INNOVATIVE, PATENTED TECHNOLOGY

COMMERCIAL



AMMUNITION
24 CARTRIDGES

AMMO, INC. Signature Line

- Superior ball and hollow point ammunition loaded for extreme accuracy and reliability
- Balanced velocity and recoil with HyperClean powder to shoot more and clean less



STREAK
VISUAL AMMUNITION
YOU CAN SEE THE DIFFERENCE
20 ROUNDS

STREAK VISUAL AMMUNITION®

- Exclusive patented technology allows shooter to see projectile's path[1]
- Non-incendiary and does not generate heat allowing the rounds to be used in environments where traditional tracers are prohibited (i.e. shooting ranges)
- STREAK product info and videos: https://ammoinc.com/product-category/product-family/streak-ammunition/



/stelTH/
SPECIFICALLY DESIGNED FOR USE WITH SUPPRESSORS
20

/stelTH/ Subsonic Ammunition

- Designed specifically for superior performance in suppressed firearms, reducing decibel levels while improving accuracy and cleanliness
- Utilizes HyperClean technology with a total metal jacket slowing suppressor corrosion and reducing build-up of lead emissions
- /stelTH/ product info and videos: https://ammoinc.com/product-category/product-family/stelth-subsonic-ammuntion/



BLACKLINE
20

AMMO, INC. Signature Blackline

- Superior hollow point ammunition loaded for extreme accuracy and reliability
- Balanced velocity and recoil with HyperClean powder to shoot more and clean less
- Plated Brass for enhanced performance and corrosion resistance

1) AMMO has an exclusive license agreement relating to the patent supporting the marketing and sale of STREAK VISUAL AMMUNITION®.

INNOVATIVE, PATENTED TECHNOLOGY

DEFENSE


Hard Armor Piercing Incendiary (HAPI™) Round

Extremely effective and accurate alternative to current armor piercing rounds offered by defense contractors – consistently outperform competitor offerings

Optimized incendiary projectile designed to penetrate and defeat hard targets

Manufactured in America to match grade specs to ensure **accuracy and effectiveness**


O.W.L. Technology™ Non-Incendiary Visual Ammunition

Utilizes the O.W.L. Technology™ in STREAK VISUAL AMMUNITION® to illuminate the trajectory of the projectile

Leaves visible trace with a non-incendiary round significantly improving accuracy

Optimal ammunition for military and law enforcement tactical engagements – trace is only visible in 30-degree window from shooter's point of view, making the round undetectable from flanks and target's viewpoint

MULTI-CHANNEL DISTRIBUTION

Current Ammunition distribution channels

Online / Retail

Bass Pro Shops
Cabela's
ARMS UNLIMITED
SPORTSMAN'S WAREHOUSE
LUCKY GUNNER
SG SPORTSMAN'S GUIDE
DICK'S SPORTING GOODS
OPTICS PLANET.COM
PALMETTO STATE ARMORY
Fleet Farm
TARGET SPORTS USA
Academy SPORTS+OUTDOORS
SCHEELS GEAR. PASSION. SPORTS.
BROWNELLS
Midway USA
Rural King America's Farm and Home Store
BI-MART

Shooting Ranges

RANGE USA
SHOOT STRAIGHT
FRISCO Gun Club
GRANITE STATE INDOOR RANGE
GUNS-N-GEAR MADISON, MISSISSIPPI
H&H SHOOTING SPORTS
KINGS GUN Center
MAGNUM SHOOTING CENTER
QUICKSHOT
Scottsdale Gun Club

Distributors

AMCHAR WHOLESALE INC.
ORION WHOLESALE
BILL HICKS & CO. LTD.
Sports South LLC
SLWS
DAVIDSON'S
RSR GROUP
IRON VALLEY — SUPPLY CO. EST. 1923 —

Buying Groups

NBS Nation's Best Sports
SPORTS INC.
Worldwide The Independent Retailers' Buying Group
Mid-State DISTRIBUTING CO.
Wheat BELT
Do it Best Corp.

SIGNIFICANT MILITARY OPPORTUNITY

Current progress in the global defense market

Next Generation ammunition AP/HAPI™, O.W.L. Technology™, Ballistic Matching Sniper and Signature-on-Target (SoT) Ammunition for U.S. Military

Awarded contract by Irregular Warfare Technical Support Directorate (IWTSD) to design and manufacture Signature-on-Target (SoT) rounds in support of military operations.

Awarded contract by Irregular Warfare Technical Support Directorate (IWTSD) to design and manufacture Ballistically Matched Multi-Purpose Rounds (BM-MPR) rounds in support of military operations.

Compliant with current U.S. State Department and Department of Commerce statutes and regulations governing the lawful export of ammunition and munition components

SIGNIFICANT MILITARY OPPORTUNITY

MARKET PENETRATION STRATEGY

Launched in 2019 with Mission to Deliver High-Quality, Precision Rounds for Military & Defense Operations Across the World

Introduce Proprietary Technologies

- Strong demand for our patented Armor Piercing (AP) and Hard Armor Piercing Incendiary (HAPI™) rounds
- Our patented One-Way Luminescent Technology (O.W.L. Technology™) utilized in our STREAK products provides competitive advantage in tactical and defense scenarios
- Our Ballistic Match Multi-Purpose Round (BM-MPR) is being developed to provide snipers with the ability to switch from standard issue match-grade ammunition without re-zeroing their weapons
- Our Signature-on-Target (SoT) ammunition is being developed to provide warfighters with the ability to see the impact of rounds fired on a wider variety of targets in both day and night

Penetrate and Expand Market Share

- Prove increased performance through demonstrations of lethality and accuracy
- Offer lower-cost, made in America product lines by controlling component manufacturing costs
- Ability to better meet increased market demands allows AMMO, Inc. to capture sales opportunities
- Partner with strategic players and weapon manufacturers to expand product lines


FINANCIAL PERFORMANCE

FINANCIAL PERFORMANCE

Net Sales

Fiscal Year Ended March 31
($ in millions)



$2.6
$4.6
$14.8
$62.5
$240.3
$305.0
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023 (Est.)

Adjusted EBITDA[2]

Fiscal Year Ended March 31
($ in millions)



-$6.1
-$7.8
$8.1
$75.5
$109.5
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023 (Est.)

1. FY 2023 guidance provided 6/29/2022. Data reflects guidance at midpoint of range.
2. Company did not report Adjusted EBITDA prior to FY 2019.

FY2023 GUIDANCE

FY2023 GUIDANCE	Action Outdoor Sports, Inc. (Manufacturing)	Outdoor Online, Inc. (Marketplace)
Revenues	$230 million - $240 million	$70 million
EBITDA	$35 million - $38 million	$47 million
Adjusted EBITDA	$57 million - $60 million	$51 million

INVESTMENT HIGHLIGHTS


ammo
INCORPORATED
SIGNATURE
GUN
BROKER.COM
STREAK
VISUAL AMMUNITION
/stelTH/
SUBSONIC AMMUNITION

1. Strong record of operational execution, revenue growth, margin expansion and free cash flow generation
2. Successful track record of acquisitions and integration
3. Large addressable markets with multi-channel, diverse distribution
4. Spin transaction is a likely catalyst for value recognition, improved performance and optimized capital structures
5. Significant market expansion opportunities in both businesses (adjacent products for OO and military for AOS)
6. Experienced management team


APPENDIX

SPIN TRANSACTION DETAILS

- AMMO anticipates the transaction will be in the form of a dividend distribution to its shareholders of 100% of the stock of AOS, which will become a new, independent publicly traded company
- The distribution is intended to be tax-free to both companies and their shareholders for U.S. federal income tax purposes
- Concurrently, AMMO will change its name to Outdoor Online and will operate under a new ticker symbol
- AMMO reasonably anticipates the transaction will be completed in the 2023 calendar year, subject to final approval by the Company's Board of Directors, a Form 10 registration statement being declared effective by the U.S. Securities and Exchange Commission, regulatory approvals and satisfaction of other standard and necessary terms and conditions

NON-GAAP FINANCIAL SUMMARY (2022)

*SEE RECONCILIATION OF GAAP TO NON-GAAP

	AOS Manufacturing	Outdoor Online Marketplace	Corporate	Total
Net Sales	$ 172,708,804	$ 67,560,362	$ -	$ 240,269,166
EBITDA	$ 20,335,462	$ 48,020,186	$ (13,845,353)	$ 54,510,295
Non-GAAP Adjustments				
Excise Taxes	14,646,983	-	-	14,646,983
Employee stock awards (1)	-	-	5,759,000	5,759,000
Stock grants (1)	-	-	252,488	252,488
Stock for services	-	-	4,200	4,200
Warrants issued for services	-	-	718,045	718,045
Other income, net	(21,840)	-	-	(21,840)
Contingent consideration fair value (2)	-	-	(385,750)	(385,750)
Adjusted EBITDA	$ 34,960,605	$ 48,020,186	$ (7,497,370)	$ 75,483,421
Adjusted EBITDA Margin	20%	71%		31%

(1) We have included Employee stock awards and Stock grants in Corporate expenses.
(2) Represents the change in Contingent Consideration Fair Value related to our acquisition of SW Kenetics, Inc. for the year ended March 31, 2022.

GAAP TO NON-GAAP RECONCILIATION

	For the Year Ended			
	31-Mar-22	31-Mar-21	31-Mar-20	31-Mar-19
Reconciliation of GAAP net income to Adjusted EBITDA				
Net Income (Loss)	$ 33,247,436	$ (7,812,294)	$ (14,556,680)	$ (11,709,412)
Provision for income taxes	3,285,969	-	-	-
Depreciation and amortization	17,339,093	4,876,756	4,455,962	599,863
Loss on purchase	-	1,000,000	-	2,118,154
Excise Taxes[(1)]	14,646,983	4,286,258	-	-
Interest expense, net	637,797	3,009,094	719,187	610,600
Employee stock awards	5,759,000	1,450,359	901,526	1,172,974
Stock grants	252,488	278,585	534,929	703,030
Stock for services	4,200	1,707,500	352,300	22,350
Warrants issued for services	718,045	-	-	-
Other income, net	(21,840)	(576,785)	-	-
Contingent consideration fair value	(385,750)	(119,731)	(190,377)	-
Stock and warrants for promissory note conversion	-	-	-	358,000
Adjusted EBITDA	$ 75,483,421	$ 8,099,742	$ (7,783,153)	$ (6,124,441)

(1) Excise taxes not included in Adjusted EBITDA calculation prior to Fiscal Year 2021.

Important Additional Information and Where to Find It

AMMO, Inc. (the "Company") intends to file a proxy statement on Schedule 14A, an accompanying WHITE universal proxy card and other relevant documents with the Securities and Exchange Commission ("SEC") in connection with its solicitation of proxies from the Company's shareholders for the Company's 2022 Annual Meeting of Shareholders (the "Annual Meeting"). BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain copies of the Company's proxy statement, proxy card, any amendments or supplements thereto and other documents filed by the Company with the SEC when they become available at no charge at the SEC's website at www.sec.gov . Copies will also be available at no charge in the "SEC Filings" section of the Company's Investor Relations website at https://investors.ammoinc.com or by contacting the Company's Investor Relations Department at IR@ammo-inc.com after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's shareholders in connection with matters to be considered at the Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company's directors and executive officers in the Company is included in the Company's Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders, filed with the SEC on September 13, 2021, the Company's Annual Report on Form 10-K for the year ended March 31, 2022, filed with the SEC on June 29, 2022, and in the Company's Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company's directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Proxy Statement for the Annual Meeting and other relevant documents to be filed with the SEC, if and when they become available.